MASTER PURCHASE AGREEMENT

THIS MASTER PURCHASE AGREEMENT (the “Agreement”) is entered into as of March 4, 2013 (the “Effective Date”) by and among Iconosys, Inc., a California corporation (“Iconosys”) and Monster Offers, a Nevada corporation (“Monster Offers” and together with Iconosys, the “Parties”).

RECITALS

WHEREAS, Iconosys and Ad Shark, Inc. (“Ad Shark”), predecessor-in-interest to Monster Offers, previously entered into a line of credit agreement dated as of June 19, 2012 (the “6-19-12 LOA”) and attached hereto as Exhibit “A” pursuant to which Ad Shark, as “Lender,” agreed to make loan advances to Iconosys, as “Borrower,” in an aggregate amount not to exceed $300,000.00;

WHEREAS, pursuant to a promissory note dated as of June 19, 2012 (the “6-19-12 Note”), attached hereto as Exhibit “B”, Iconosys received a loan advance from Ad Shark in the principal amount of $300,000.00 under the terms and conditions as set forth in the 6-19-12 Note and the 6-19-12 LOA;

WHEREAS, Monster Offers acquired Ad Shark’s rights as lender under the 6-19-12 LOA and the 6-19-12 Note pursuant to the Acquisition Agreement and Plan of Merger dated November 9, 2012 by and among the Monster Offers, Ad Shark and Monster Offers Acquisition Corporation, a Nevada corporation;

WHEREAS, the Parties have previously entered into a line of credit agreement dated as of December 1, 2012 (the “12-1-12 LOA” and together with the 6-19-12 LOA, the “LOAs”) and attached hereto as Exhibit “C” pursuant to which Monster Offers, as “Lender,” agreed to make loan advances to Iconosys, as “Borrower,” in an aggregate amount not to exceed $300,000.00;

WHEREAS, pursuant to a promissory note dated as of December 1, 2012 (the “12-1-12 Note” and together with the 6-19-12 Note, the “Notes”), attached hereto as Exhibit “D”, Iconosys received a loan advance from Monster Offers in the principal amount of $200,000.00 under the terms and conditions as set forth in the 12-1-12 Note and the 12-1-12 LOA; and

WHEREAS, the Parties now desire to enter into this Master Purchase Agreement (“MPA”) for purposes of Iconosys’ sale to Monster Offers of the Deal Buzzer Assets and the issuance and sale of the Common Stock (as those terms are defined below) in exchange for, and for full cancellation of, all outstanding and unpaid obligations of Iconosys under (i) the 6-19-12 LOA and the 6-19-12 Note, and (ii) the 12-1-12 Note.

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AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

1. Sale of Deal Buzzer Assets and Common Stock In Exchange For Cancellation of Obligations Under the LOAs and the Notes

1.1.	The Parties hereto hereby agree that as of the Effective Date Iconosys shall (i) sell the Deal Buzzer Assets, as defined in the Asset Purchase and Domain Name, Web Site Content and Trademark Assignment Agreement of even date herewith (the “APA”) and attached hereto as Exhibit “E”, and (ii) issue and sell the Common Stock, as defined in the Stock Purchase Agreement of even date herewith (the “SPA”) and attached hereto as Exhibit “F,” in exchange for, and for full cancellation of, all outstanding and unpaid obligations of Iconosys under (i) the 6-19-12 LOA and the 6-19-12 Note, which obligations, as of the Effective Date, include of a Loan Advance (as defined in the 6-19-12 LOA) of $300,000.00 and any accrued interest (the “6-19-12 Cancelled Receivable”), and (ii) the 12-1-12 Note, which obligations, as of the Effective Date, include a Loan Advance (as defined in the 12-1-12 LOA) of $200,000.00 and any accrued interest (the “12-1-12 Cancelled Receivable” and together with the 6-19-12 Cancelled Receivable, the “Cancelled Receivables”).

1.2	The Parties hereby agree to the following purchase price allocation (the “Purchase Price Allocation”) of the Cancelled Receivables in connection with the sale by Iconosys to Monster Offers of the Deal Buzzer Assets and the Common Stock as described herein: a. 8.5% of the Cancelled Receivable shall be allocated to Monster Offers’ purchase of the Deal Buzzer Assets; and b. 91.5% of the Cancelled Receivables shall be allocated to Monster Offers’ purchase of the Common Stock.

1.3	Contemporaneous with its execution and delivery of this Agreement, (i) each of the Parties agrees to execute and deliver the APA and the SPA, (ii) Monster Offers agrees to deliver to Iconosys an original, executed 6-19-12 Note and an original, executed 12-1-12 Note, each marked “Cancelled”, and (iii) each of the Parties shall execute and deliver all other documentation reasonably required in connection with the consummation of the transactions contemplated hereby and thereby, including without limitation, board of director resolutions authorizing this Agreement, the APA, and the SPA.

2. Miscellaneous.

2.1.	Assignment. Neither Party may assign this Agreement or any of its rights, duties, or obligations hereunder without the other Party’s prior written consent.

2.2.	Entire Agreement. This Agreement, together with any exhibits, appendix or other attachments entered into hereunder, contains the entire agreement between the Parties hereto and supersedes all prior and contemporaneous written or oral agreements, arrangements, negotiations and understandings between the Parties hereto, relating to the subject matter hereof. There are no other understandings, statements, promises or inducements, oral or otherwise, contrary to the terms of this Agreement. Each Party acknowledges, represents and warrants that this Agreement is fully integrated and not in need of parol evidence in order to reflect the intentions of the Parties. In the event of any inconsistency or conflict between the provisions of this Agreement and the provisions of any attachment to this Agreement, the provisions of this Agreement shall control and be determinative.

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2.3	Each and all of the several rights and remedies provided for in this Agreement shall be construed as being cumulative, no one of them shall be deemed to be exclusive of the others or of any right or remedy allowed by law or equity, and pursuit of any one remedy shall not be deemed to be an election of such remedy, or a waiver of any other remedy.

2.4	Governing Law. This Agreement shall be governed by the laws of the State of California applicable to agreements made and fully performed in California by California residents, and without regard for conflict of laws principles.

2.5	Severability. If any provision of this Agreement is finally declared or found to be illegal or unenforceable by a court of competent jurisdiction, both Parties shall be relieved of all obligations arising under such provision, but, if capable of performance, the remainder of this Agreement shall not be affected by such declaration or finding.

2.6	Amendment; Waiver. This Agreement may be amended only by a writing signed by each of the Parties. The failure of a party to enforce any provision of this Agreement shall not be construed to be a waiver of the right of such Party to thereafter enforce that provision or any other provision or right.

2.7	Should suit be brought to enforce or interpret any part of this Agreement, the “prevailing Party” shall be entitled to recover its costs of suit, including actual attorneys’ fees from the non-prevailing Party. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any party in the court of the State of California, County of Orange, or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California, and each of the Parties consents to and agrees to be subject to the personal jurisdiction of such court (and of the appropriate appellate court) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in this Section 2.7 may be served on any Party anywhere in the world.

2.8	Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which together shall constitute one and the same document.

2.9	Notices. Any notice hereby required or permitted to be given shall be sufficiently given if in writing and delivered in person or sent by facsimile, electronic mail, overnight courier or First Class mail, postage prepaid, to either Party at the address of such party stated below on the signature page of this Agreement or such other address as shall have been designated by written notice by such Party to the other Party. Any notice or other communication required or permitted to be given under this Agreement will be deemed given: (i) upon personal delivery to the party to be notified; (ii) on the day when delivered by electronic mail to the proper electronic mail address; (iii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iv) the first business day after deposit with a nationally recognized overnight courier, specifying next day delivery; or (v) the third business day after the day on which such notice was mailed in accordance with this Section 2.9.

2.10	Subject Headings. The subject headings of the Sections in this Agreement are included for purposes of convenience and reference only and shall not be deemed to explain, modify, limit, amplify or aid in the meaning, construction or interpretation of any of the provisions of this Agreement.

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2.11	Binding Agreement. Subject to the provisions of Section 2.1 above, this Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

2.12	Construction; Capitalized Terms in Appendices or Other Attachments. This Agreement shall not be construed against any party hereto by virtue of the fact that said party drafted this Agreement, or had this Agreement drafted. Unless otherwise defined therein, all capitalized terms in any exhibit or other attachment to this Agreement shall have the meanings given to them in the Agreement.

2.13	Representation of Authority. Each Party represents and warrants that it has the right to enter into and deliver this Agreement and to grant the rights and undertake the duties provided for in this Agreement. This Agreement and the respective rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of the Parties only after the Agreement has been fully executed and delivered by an authorized representative of the respective Parties.

2.14	No Third-Party Rights. Nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

2.15	Further Assurances. At anytime, and from time to time, each Party will execute such additional instruments and take such actions as may be reasonably requested by the other Party to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

2.16	Press Releases. All press releases and public announcements relating to this Agreement or any other agreements relating to or contemplated by this Agreement, including without limitation the APA or the SPA, will be mutually agreed to by the Parties.

2.17	ADVICE OF COUNSEL. EACH OF THE PARTIES ACKNOWLEDGES, CONFIRMS, AND AGREES THAT IT HAS READ AND UNDERSTOOD THE MEANING AND EFFECT OF EACH AND EVERY PROVISION OF THIS AGREEMENT, WAS AFFORDED THE OPPORTUNITY TO CONSULT IN ITS NATIVE LANGUAGE WITH AN ADVISOR OF ITS OWN CHOOSING, AND WAS AFFORDED THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF ITS OWN CHOOSING PRIOR TO THE EXECUTION HEREOF.

2.18	Signatures on this document that are transmitted by facsimile will be treated as original signatures.

[signature page to follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the Effective Date.

“Iconosys”
Iconosys, Inc., a California corporation

By:	/s/ Ryan Foland
Name:	Ryan Foland
Title:	Chief Operating Officer

Mailing Address: 27665 Forbes Rd., #103 Laguna Niguel, CA 92677 Fax: (949) 225-5597

“Monster Offers”
Monster Offers, a Nevada corporation

By:	/s/ Wayne Irving II
Name:	Wayne Irving II
Title:	Chief Executive Officer

Mailing Address: 27665 Forbes Rd., #103 Laguna Niguel, CA 92677 Fax: (949) 225-5597

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Exhibit A

 Copy of 6-19-12 LOA

 [see attached]

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LINE OF CREDIT AGREEMENT

THIS LINE OF CREDIT AGREEMENT (this “Agreement’) is made as of June 19, 2012 (the “Effective Date”), by and between Ad Shark, Inc., a California corporation (the “Lender”) and Iconosys, Inc., a California corporation (“Borrower”). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.

DEFINITIONS

Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

“Agreement” means this Line of Credit Agreement, as amended, supplemented or modified from time to time in accordance with its terms.

“Bankruptcy Code” means Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time.

“Business Day ” means any day other than a Saturday, Sunday or other day on which commercial banks in Laguna Niguel, California are authorized or required to close under applicable law or regulations.

“Credit Limit” has the meaning given to that term in Section 2.1.

“Default’ means any of the events specified in Section 3.1. whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

“Default Rate” shall have the meaning given to that term in Section 2.4.

“Event of Default” means any of the events specified in Section 3.1. provided, that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

“Loan Advances” shall have the meaning assigned to such term in Section 2.1. “Loan Request” shall have the meaning assigned to such term in Section 2.2.

“Note” means the promissory note described in Section 2.3. substantially the form of Exhibit A hereto.

“Obligations” means all loans, advances, debts, liabilities and obligations owed by Borrower to Lender of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Agreement and/or the Note including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by Borrower hereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

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“Termination Date” means January 1, 2014; provided, however, (i) Borrower has the option to extend the Termination Date for two additional, successive 6-month extension periods (each such extension period, an “Extension Period”), (ii) to exercise his option to extend the Termination Date for the first Extension Period, Borrower must provide Lender with written notice of its election to extend the Termination Date, which notice must be sent to the Lender at least thirty days prior to the expiration of the original Termination Date, (iii) to exercise his option to extend the Termination Date for the second Extension Period, (x) Borrower must provide Lender with written notice of his election to extend the Termination Date for an additional Extension Period, which notice must be sent to Lender at least thirty days prior to the expiration of the first Extension Period, and (y) Borrower must pay the Lender an Extension Period election fee equal to one percent (1%) of all Obligations owed by Borrower to the Lender hereunder as of the date of Borrower’s written notice to Lender stating his intention to extend the Termination Date for an additional Extension Period, (iv) Lender reserves the right to elect, in its sole and absolute discretion, to extend the Termination Date, and any such extension shall require a written notice by Lender to Borrower making specific reference to this Agreement and the extension of the Termination Date hereunder, and (v) then, at any time after any such extension as referenced in clauses (i)-(iv) above of this paragraph, the term ‘Termination Date” shall mean the then-current Termination Date, as so extended.

ARTICLE 2.

AMOUNT AND TERMS OF LOANS

Section 2.1 Loans Termination. Lender agrees, on the terms and conditions hereinafter set forth, to make loan advances (the “Loan Advances”) to Borrower from time to time, upon receipt of a Loan Request (as defined below) during the period from the date of this Agreement up to, but not including, the Termination Date, in an aggregate principal amount up to and not to exceed at any time outstanding, when added to the principal amount of any other Loan Advances outstanding hereunder, Three Hundred Thousand Dollars ($300,000) (the “Credit Limit”).

Section 2.2 Notice and Manner of Borrowing. Borrower shall give Lender written notice of any request that a Loan Advance be made under this Agreement (the “Loan Request”) specifying the requested date for funding of such Loan (which date shall be a Business Day) and the amount of such Loan. Each Loan Request shall be delivered to Lender at least three (3) Business Days prior to the date on which Borrower requests such Loan to be made.

Section 2.3 Note. Each Loan Advance made by Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with, a promissory note of Borrower in substantially the form of Exhibit A attached hereto and incorporated herein by reference (a “Note”),

Section 2.4 Interest. Borrower shall pay interest to Lender on the outstanding and unpaid principal amount of each Loan Advance made under this Agreement at a simple rate per annum equal to four percent (4%) per annum. Any principal and interest not paid when due (at maturity, by acceleration or otherwise), and any other amount payable by Borrower under this Agreement and not paid when due, shall bear interest at the simple rate of ten percent (10%) per annum (“Default Rate”).

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Section 2.5 Repayment and Reborrowing. If not sooner paid, the principal amount of all outstanding Loan Advances, together with all accrued but unpaid interest thereon, shall be due and payable on the Termination Date. Any amounts repaid shall be available for reborrowing hereunder, it being the express intent and understanding of the parties hereto that this indebtedness is a revolving line of credit and that the amount of outstanding principal amount hereunder may not at any time exceed the Credit Limit.

Section 2.6 Prepayment. Borrower may prepay all or any portion of any Loan Advance without penalty or premium.

Section 2.7 Payments. Borrower shall make each payment under this Agreement and under the Note not later than 11:00 a.m. (eastern time) on the date when due in lawful money of the United States of America by wire transfer of immediately available funds into an account designated by Lender. Computations of interest for the Loans shall be made by Lender on the basis of a year of 360 days for the actual number of days elapsed. Whenever any payment to be made under this Agreement or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

Section 2.8 Use of Proceeds. Except as otherwise permitted in writing by Lender, the proceeds of the Loan Advances shall be used by Borrower exclusively for funding working capital for Borrower or for any other corporate purpose of Borrower as authorized by either Borrower’s CEO or Borrower’s Board of Directors.

ARTICLE 3.

EVENTS OF DEFAULT

Section 3.1 Events of Default. Each of the following events shall constitute an “Event of Default”:

(a) Borrower shall fail to pay the principal of, or interest on, any Loan or any other amount due and payable hereunder or under the Note, as and when the same shall be due and payable;

(b) Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other certificate, document or agreement entered into in connection herewith or therewith, within five (5) Business Days of receiving notice thereof from Lender; or

(c) Borrower shall file a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing; or

(d) An involuntary petition shall be filed against Borrower in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

Section 3.2 Rights of Lender Upon Default. Upon any Event of Default, Lender may, by notice to Borrower, declare all Obligations, including all outstanding principal and interest thereon, to be immediately and payable, whereupon the Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. The rights of Lender under this Section 3.2 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have at law or in equity.

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ARTICLE 4.

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of Borrower. Borrower represents and warrants to Lender that Borrower has full legal capacity, power and authority to execute and deliver this Agreement and the Note and to perform its obligations hereunder and thereunder. This Agreement and the Note constitute the valid and binding obligation of Borrower, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

Section 4.2 Representations and Warranties of Lender. Lender represents and warrants to Borrower that the Lender has full legal capacity, power and authority to execute and deliver this Agreement and the Note and to perform its obligations hereunder and thereunder. This Agreement and the Note constitute the valid and binding obligation of Lender, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

ARTICLE 5.

MISCELLANEOUS

Section 5.1 Amendments. No amendment, modification, termination or waiver of any provision of this Agreement or the Note nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 5.2 Notices. All notices and other communications provided for under this Agreement shall be in writing and shall be personally delivered or sent by first class United States mail, by nationally recognized overnight courier such as Federal Express or DHL, or by facsimile transmission (with follow-up copy sent by one of the aforesaid means), to the following addresses:

if to Borrower:	Iconosys, Inc.
27885 Forbes Rd., #103
Laguna Niguel CA 92677
Attn: Brandon Chabner, Secretary
Fax: (949)225-5597

if to Lender:	Ad Shark, Inc.
27885 Forbes Rd., #103 Laguna
Niguel, CA 9267
Attention: Wayne Irving II, CEO Fax:
(949) 225-5597,

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or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and communications shall be deemed received (1) if personally delivered, upon delivery; (if) if sent by first class United States mail, following deposit in the mail with first class postage prepaid, upon receipt; (iii) if sent, by courier service with next Business. Day delivery charges prepaid, upon receipt; and (iv) if sent by facsimile transmission, upon receipt as evidenced by written confirmation of such transmittal.

Section 5.3 No Waiver. No More or delay on the part of Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies, now or hereafter existing, at law or in equity or otherwise.

Section 5.4 Successors and Assigns, This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights under this Agreement or the Note without the prior written consent of Lender. This Agreement is freely assignable by Lender.

Section 5.5 Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, execution, delivery, filing and administration of this Agreement and the Note, and of any amendment, modification, or supplement thereof, including, without limitation, the fees and out-of-pocket expenses of counsel for Lender, incurred in connection with advising Lender as to its rights and responsibilities hereunder. Borrower also agrees to pay all such reasonable costs and expenses, including court costs, incurred in connection with enforcement of this Agreement and the Note or any amendment, modification or supplement hereto or thereto, whether by negotiation, legal proceedings or otherwise. This provision shall survive termination of this Agreement.

Section 5.6 Integration. This Agreement and the Note contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior or contemporaneous writings with respect thereto.

Section 5.7 Governing Law. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of California, without regard for conflict of laws principles.

Section 5.8 Severability of Provisions. Any provision of this Agreement or the Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement and of the Note or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 5.9 Counterparts: Right to Counsel This Agreement may be executed in a number of counterparts, and all executed counterparts together will constitute one and the same agreement. Any such execution may be of a facsimile copy hereof, and any signature transmitted to another party by facsimile will be valid and binding. Each party acknowledges that it has had the right to have this Agreement reviewed by separate and independent legal counsel of its choice prior to its execution of the same.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the Effective Date.

Lender:

Ad Shark, Inc

/s/ Wayne Irving II
Wayne Irving II
Its: CEO

Borrower:

Iconosys, Inc.

/s/ Brandon Chabner
Brandon Chabner
Its: Secretary

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Exhibit B

Copy of 6-19-12 Note

[see attached]

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Exhibit A

Form of Note

[see attached]

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT). NO SALE OR DISPOSITION OF THIS PROMISSORY NOTE MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER THE ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO ICONOSYS THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

PROMISSORY NOTE

Up to $300,000 June 19, 2012

Laguna Niguel, California

For value received Iconosys, Inc., a California corporation (“Iconosys”) promises to pay to Ad Shark, Inc., a California corporation, or its assigns (“Holder”) the principal sum of $300,000 (the “Credit Limit”), or such lesser amount as Holder shall advance to Iconosys in accordance with Section 1 hereof, together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

This note (the “Note”) is issued pursuant to the terms of the Line of Credit Agreement (as amended from time to time, the “Agreement”) dated as of even date herewith, by and among Iconosys and the Holder. Capitalized terms used in this Note and not otherwise defined herein have the meaning given such terms in the Agreement.

1. Principal Amounts. Subject to the terms and conditions of the Agreement, Holder agrees to advance that amount of funds to the Iconosys upon Loan Requests by the Iconosys, such that the amount of principal advanced hereunder and not then-repaid shall not exceed the Credit Limit. Schedule A hereto, as amended from time to time, shall set forth the amount and date of any such advances, and any repayments made by the Iconosys of advanced principal and accrued interest thereon. The outstanding principal amount of this Note and all accrued interest thereon (collectively, the “Outstanding Balance”) shall be due and payable on or before the Termination Date and subject to the terms and conditions of the Agreement

2. Interest Rate. Iconosys promises to pay interest as set forth in the Agreement.

3. Attorneys’ Fees. Iconosys shall pay all fees, costs and expenses (including court costs and attorneys’ fees) incurred by Holder in connection with enforcing and collecting this Note, and in connection with any amendment, modification or supplement to this Note, whether by negotiation, legal proceedings or otherwise.

4. Events of Default. The Agreement provides for acceleration of the obligations due hereunder upon Events of Default, as defined in the Agreement

5. Certain Waivers. Iconosys hereby waives demand, notice, presentment, protest and notice of dishonor.

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6. Governing Law. This Note and all disputes arising out of or relating to this Note shall be governed by and construed under the laws of the State of California, as applied to agreements among California residents, made and to be performed entirely within the State of California, without giving effect to conflict of laws principles that would cause the application of the laws of any other jurisdiction. Any proceeding in connection with the interpretation or enforcement of this Note shall take place in any federal or state court located in Orange County, California.

7. Amendment; Waiver, No amendment, modification, termination or waiver of any provision of this Note nor consent to any departure by Holder therefore, shall in any event be effective unless the same shall be in writing and signed by Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8. Successors and Assigns. The provisions of this Note shall inure to the benefit of and be binding on any successor to Iconosys and shall extend to any Holder hereof Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of Iconosys’ obligation to pay such interest and principal This Note is freely assignable by any Holder hereof

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IN WITNESS WHEREOF, this Note is duly executed and delivered as of the date first above written “Iconosys” Iconosys, Inc., a California corporation

By:	/s/ Brandon Chabner
Name:	Brandon Chabner
Title:	Secretary

[Lender Signatures on Following Page]

DULY AGREED TO AND ACCEPTED BY:

AD SHARK, INC. A CALIFORNIA CORPORATION

By:	/s/ Wayne Irving II
Wayne Irving II
Title:	CEO

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List of Advances	List of Repayments

Between 6-19-12 and 10-8-12 approximately $266,000.00 of cash was drawn down by the Borrower under the Agreement.

On 10-9-12 approximately $5,000.00 was drawn down by Borrower under the Agreement.

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Exhibit C

Copy of 12-1-12 LOA

[see attached]

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LINE OF CREDIT AGREEMENT

THIS LINE OF CREDIT AGREEMENT (this “Agreement”) is made as of December 1, 2012 (the “Effective Date”), by and between Monster Offers, a Delaware corporation (the “Lender”) and Iconosys, Inc., a California corporation (“Borrower”). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.

DEFINITIONS

Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

“Agreement” means this Line of Credit Agreement, as amended, supplemented or modified from time to time in accordance with its terms.

“Bankruptcy Code” means Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in Laguna Niguel, California are authorized or required to close under applicable law or regulations.

“Credit Limit” has the meaning given to that term in Section 2.1.

“Default” means any of the events specified in Section 3.1. whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

“Default Rate” shall have the meaning given to that term in Section 2.4.

“Event of Default” means any of the events specified in Section 3.1 provided, that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

“Loan Advances” shall have the meaning assigned to such term in Section 2.1.

“Loan Request” shall have the meaning assigned to such term in Section 2.2.

“Note” means the promissory note described in Section 2.3, substantially the form of Exhibit A hereto.

“Obligations” means all loans, advances, debts, liabilities and obligations owed by Borrower to Lender of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Agreement and/or the Note including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by Borrower hereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

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“Termination Date” means January 31, 2014; provided, however, (i) Borrower has the option to extend the Termination Date for two additional, successive 6-month extension periods (each such extension period, an “Extension Period”), (ii) to exercise his option to extend the Termination Date for the first Extension Period, Borrower must provide Lender with written notice of its election to extend the Termination Date, which notice must be sent to the Lender at least thirty days prior to the expiration of the original Termination Date, (iii) to exercise his option to extend the Termination Date for the second Extension Period, (x) Borrower must provide Lender with written notice of his election to extend the Termination Date for an additional Extension Period, which notice must be sent to Lender at least thirty days prior to the expiration of the first Extension Period, and (y) Borrower must pay the Lender an Extension Period election fee equal to one percent (1%) of all Obligations owed by Borrower to the Lender hereunder as of the date of Borrower’s written notice to Lender stating his intention to extend the Termination Date for an additional Extension Period, (iv) Lender reserves the right to elect, in its sole and absolute discretion, to extend the Termination Date, and any such extension shall require a written notice by Lender to Borrower making specific reference to this Agreement and the extension of the Termination Date hereunder, and (v) then, at any time after any such extension as referenced in clauses (i)-(iv) above of this paragraph, the term “Termination Date” shall mean the then-current Termination Date, as so extended.

ARTICLE 2.

AMOUNT AND TERMS OF LOANS

Section 2.1 Loans; Termination. Lender agrees, on the terms and conditions hereinafter set forth, to make loan advances (the “Loan Advances”) to Borrower from time to time, upon receipt of a Loan Request (as defined below) during the period from the date of this Agreement up to, but not including, the Termination Date, in an aggregate principal amount up to and not to exceed at any time outstanding, when added to the principal amount of any other Loan Advances outstanding hereunder, Three Hundred Thousand Dollars ($300,000) (the “Credit Limit”).

Section 2.2 Notice and Manner of Borrowing. Borrower shall give Lender written notice of any request that a Loan Advance be made under this Agreement (the “Loan Request’) specifying the requested date for funding of such Loan (which date shall be a Business Day) and the amount of such Loan. Each Loan Request shall be delivered to Lender at least three (3) Business Days prior to the date on which Borrower requests such Loan to be made.

Section 2.3 Note. Each Loan Advance made by Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with, a promissory note of Borrower in substantially the form of Exhibit A attached hereto and incorporated herein by reference (a “Note”).

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Section 2.4 Interest. Borrower shall pay interest to Lender on the outstanding and unpaid principal amount of each Loan Advance made under this Agreement at a simple rate per annum equal to four percent (4%) per annum. Any principal and interest not paid when due (at maturity, by acceleration or otherwise), and any other amount payable by Borrower under this Agreement and not paid when due, shall bear interest at the simple rate often percent (10%) per annum “Default Rate”).

Section 2.5 Repayment and Reborrowing. If not sooner paid, the principal amount of ail outstanding Loan Advances, together with ail accrued but unpaid interest thereon, shall be due and payable on the Termination Date. Any amounts repaid shall be available for reborrowing hereunder, it being the express intent and understanding of the parties hereto that this indebtedness is a revolving line of credit and that the amount of outstanding principal amount hereunder may not at any time exceed the Credit Limit.

Section 2.6 Prepayment. Borrower may prepay all or any portion of any Loan Advance without penalty or premium.

Section 2.7 Payments. Borrower shall make each payment under this Agreement and under the Note not later than 11:00 a.m. (eastern time) on the date when due in lawful money of the United States of America by wire transfer of immediately available funds into an account designated by Lender. Computations of interest for the Loans shall be made by Lender on the basis of a year of 360 days for the actual number of days elapsed. Whenever any payment to be made under this Agreement or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

Section 2.8 Use of Proceeds. Except as otherwise permitted in writing by Lender, the proceeds of the Loan Advances shall be used by Borrower exclusively for funding working capital for Borrower or for any other corporate purpose of Borrower as authorized by either Borrower’s CEO or Borrower’s Board of Directors.

ARTICLE 3.

EVENTS OF DEFAULT

Section 3.1 Events of Default. Each of the following events shall constitute an “Event of Default”:

(a) Borrower shall fail to pay the principal of, or interest on, any Loan or any other amount due and payable hereunder or under the Note, as and when the same shall be due and payable;

(b) Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other certificate, document or agreement entered into in connection herewith or therewith, within five (5) Business Days of receiving notice thereof from Lender; or

(c) Borrower shall file a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing; or

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(d) An involuntary petition shall be filed against Borrower in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

Section 3.2 Rights of Lender Upon Default. Upon any Event of Default, Lender may, by notice to Borrower, declare all Obligations, including all outstanding principal and interest thereon, to be immediately and payable, whereupon the Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. The rights of Lender under this Section 3.2 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have at law or in equity.

ARTICLE 4.

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of Borrower. Borrower represents and warrants to Lender that Borrower has full legal capacity, power and authority to execute and deliver this Agreement and the Note and to perform its obligations hereunder and thereunder. This Agreement and the Note constitute the valid and binding obligation of Borrower, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

Section 4.2 Representations and Warranties of Lender. Lender represents and warrants to Borrower that the Lender has full legal capacity, power and authority to execute and deliver this Agreement and the Note and to perform its obligations hereunder and thereunder. This Agreement and the Note constitute the valid and binding obligation of Lender, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

ARTICLE 5.

MISCELLANEOUS

Section 5.1 Amendments. No amendment, modification, termination or waiver of any provision of this Agreement or the Note nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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Section 5.2 Notices. All notices and other communications provided for under this Agreement shall be in writing and shall be personally delivered or sent by first class United States mail, by nationally recognized overnight courier such as Federal Express or DHL, or by facsimile transmission (with follow-up copy sent by one of the aforesaid means), to the following addresses:

if to Borrower:	Iconosys, Inc.
27665 Forbes Rd., #103
Laguna Niguel, CA 92677
Attn: Ryan Foland, COO

if to Lender:	Monster Offers
276655 Forbes Rd., #103
Laguna Niguel, CA 9267
Attention: Wayne Irving, II, CEO

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and communications shall be deemed received (i) if personally delivered, upon delivery; (ii) if sent by first class United States mail, following deposit in the mail with first class postage prepaid, upon receipt; (iii) if sent, by courier service with next Business. Day delivery charges prepaid, upon receipt; and (iv) if sent by facsimile transmission, upon receipt as evidenced by written confirmation of such transmittal.

Section 5.3 No Waiver. No failure or delay on the part of Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies, now or hereafter existing, at law or in equity or otherwise.

Section 5.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights under this Agreement or the Note without the prior written consent of Lender.

Section 5.5 Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, execution, delivery, filing and administration of this Agreement and the Note, and of any amendment, modification, or supplement thereof, including, without limitation, the fees and out-of-pocket expenses of counsel for Lender, incurred in connection with advising Lender as to its rights and responsibilities hereunder. Borrower also agrees to pay all such reasonable costs and expenses, including court costs, incurred in connection with enforcement of this Agreement and the Note or any amendment, modification or supplement hereto or thereto, whether by negotiation, legal proceedings or otherwise. This provision shall survive termination of this Agreement.

Section 5.6 Integration. This Agreement and the Note contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior or contemporaneous writings with respect thereto.

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Section 5.7 Governing Law. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of California, without regard for conflict of laws principles.

Section 5.8 Severability of Provisions. Any provision of this Agreement or the Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement and of the Note or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 5.9 Counterparts; Right to Counsel. This Agreement may be executed in a number of counterparts, and all executed counterparts together will constitute one and the same agreement. Any such execution may be of a facsimile copy hereof, and any signature transmitted to another party by facsimile will be valid and binding. Each party acknowledges that it has had the right to have this Agreement reviewed by separate and independent legal counsel of its choice prior to its execution of the same.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the Effective Date.

Lender:

Monster Offers

By:	/s/ Wayne Irying, II
Name:	Wayne Irying, II
Its:	CEO

Borrower:

Iconosys, Inc.

By:	/s/ Ryan Foland
Name:	Ryan Foland
Its:	COO

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Exhibit A

Form of Note

8

Exhibit D

Copy of 12-1-12 Note

[see attached]

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IS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). NO SALE OR DISPOSITION OF THIS PROMISSORY NOTE MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER THE ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO ICONOSYS THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

PROMISSORY NOTE

Up to $300,000	December 1, 2012
Laguna Niguel, California

For value received Iconosys, Inc., a California corporation (“Iconosys”) promises to pay to Monster Offers, a Delaware corporation, or its assigns (“Holder”) the principal sum of $300,000 (the “Credit Limit”), or such lesser amount as Holder shall advance to Iconosys in accordance with Section 1 hereof, together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

This note (the “Note”) is issued pursuant to the terms of the Line of Credit Agreement (as amended from time to time, the “Agreement”) dated as of even date herewith, by and among Iconosys and the Holder. Capitalized terms used in this Note and not otherwise defined herein have the meaning given such terms in the Agreement.

1. Principal Amounts. Subject to the terms and conditions of the Agreement, Holder agrees to advance that amount of funds to the Iconosys upon Loan Requests by the Iconosys, such that the amount of principal advanced hereunder and not then-repaid shall not exceed the Credit Limit. Schedule A hereto, as amended from time to time, shall set forth the amount and date of any such advances, and any repayments made by the Iconosys of advanced principal and accrued interest thereon. The outstanding principal amount of this Note and all accrued interest thereon (collectively, the “Outstanding Balance”) shall be due and payable on or before the Termination Date and subject to the terms and conditions of the Agreement.

2. Interest Rate. Iconosys promises to pay interest as set forth in the Agreement.

3. Attorneys’ Fees. Iconosys shall pay all fees, costs and expenses (including court costs and attorneys’ fees) incurred by Holder in connection with enforcing and collecting this Note, and in connection with any amendment, modification or supplement to this Note, whether by negotiation, legal proceedings or otherwise.

4. Events of Default. The Agreement provides for acceleration of the obligations due hereunder upon Events of Default, as defined in the Agreement.

5. Certain Waivers. Iconosys hereby waives demand, notice, presentment, protest and notice of dishonor.

6. Governing Law. This Note and all disputes arising out of or relating to this Note shall be governed by and construed under the laws of the State of California, as applied to agreements among California residents, made and to be performed entirely within the State of California, without giving effect to conflict of laws principles that would cause the application of the laws of any other jurisdiction. Any proceeding in connection with the interpretation or enforcement of this Note shall take place in any federal or state court located in Orange County, California.

7. Amendment; Waiver. No amendment, modification, termination or waiver of any provision of this Note nor consent to any departure by Holder therefore, shall in any event be effective unless the same shall be in writing and signed by Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8. Successors and Assigns. The provisions of this Note shall inure to the benefit of and be binding on any successor to Iconosys and shall extend to any Holder hereof. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of Iconosys’ obligation to pay such interest and principal.

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IN WITNESS WHEREOF, this Note is duly executed and delivered as of the date first above written

“Iconosys”
Iconosys, Inc., a California corporation

By:	/s/ Ryan Foland
Name:	Ryan Foland
Title:	COO

[Lender Signatures on Following Page]

DULY AGREED TO AND ACCEPTED

Monster Offers, a Delaware corporation

BY:	/s/ Wayne Irving, II
Name:	Wayne Irving, II
Title:	CEO

Schedule A

Advances and Repayments

Date of Advance or Repayment (as indicated)	Amount

Exhibit E

Copy of APA

[see attached]